UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 1, 2026

Sysco Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-06544	74-1648137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1390 Enclave Parkway, Houston, TX 77077-2099

(Address of principal executive offices) (Zip Code)

(281) 584-1390

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 Par Value	SYY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On April 16, 2026, Sysco Corporation (“Sysco” or the “Company”), a Delaware corporation, and its wholly-owned subsidiaries, Sysco Canada, Inc., a British Columbia corporation, and Sysco Global Holdings B.V., a Netherlands limited liability company, entered into a Credit Agreement with Bank of America, N.A., as the administrative agent, and the lenders and guarantors party thereto (the “Revolving Credit Agreement”).

On September 4, 2026, Sysco entered into a First Amendment (the “First Amendment”) to the Revolving Credit Agreement to establish a $750 million senior unsecured delayed draw term loan facility (the “CoBank Term Loan”), with CoBank, ACB, the lenders party to the Revolving Credit Agreement as of the date of such First Amendment and Bank of America, N.A., as administrative agent. The CoBank Term Loan consists of (a) a $375 million six-year delayed draw term loan tranche and (b) a $375 million eight-year delayed draw term loan tranche, in each case available for drawing in multiple advances during the one-year period following the effective date of the First Amendment. Loans under the CoBank Term Loan rank equal in right of payment to other borrowings under the Revolving Credit Agreement and are guaranteed by the same guarantors, consisting of those wholly-owned subsidiaries of Sysco that are guarantors of Sysco’s senior notes and debentures and of the Term Loan Credit Agreement, dated as of April 16, 2026, among Sysco, Bank of America, N.A., as the administrative agent, and the lenders and guarantors party thereto.

Loans under the CoBank Term Loan will be used for general corporate purposes, including conducting acquisitions. Sysco intends to use the proceeds from the loans to pay, in part, the cash consideration for the previously announced proposed acquisition of JRD Unico, Inc. and Warehouse Realty, LLC, and all other fees, costs and expenses related thereto (the “JRD Acquisition”).

The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the First Amendment, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 1, 2026, the Compensation and Leadership Development Committee (the “Committee”) of the Board of Directors (the “Board”) of Sysco approved for Mr. Kevin P. Hourican, Chair of the Board and Chief Executive Officer and Mr. Brandon E. Sewell, Interim Chief Financial Officer, one-time awards of performance share units (“PSUs”) valued at $2 million for Mr. Hourican and $1 million for Mr. Sewell. The PSUs are intended by the Committee to ensure a continuity of leadership and facilitate a smooth transition through the integration of the assets acquired in the JRD Acquisition. The PSUs are contingent on the closing of the JRD Acquisition, which is currently anticipated to close by the third quarter of 2027, and will be cancelled and forfeited if the closing does not occur.

The PSUs provide the opportunity for Messrs. Hourican and Sewell to receive shares of Sysco common stock based on performance commencing on the closing of the JRD Acquisition and ending on the third anniversary of the closing, but the number of shares ultimately to be earned depends on the achievement of the specific performance metrics, with payouts ranging from 0% to 200% of the target. Dividend equivalents accrue during the performance period and are paid either in shares or in cash, at the discretion of the Committee, based on the number of PSUs earned following certification of the performance metrics. The PSUs also contain such other terms and conditions, including with respect to termination of employment, that are consistent with our other retention awards.

On September 3, 2026, the Committee approved a one-time cash award of $700,000 (the “Cash Award”) for Mr. Ronald L. Phillips, Executive Vice President and Chief Human Resources Officer. This Cash Award is being provided to Mr. Phillips in connection with his leadership in the Company’s efforts to transform its Artificial Intelligence (“AI”) efficiencies and to improve the AI-driven business process transformation underway at Sysco.

The Cash Award is contingent upon Mr. Phillips remaining employed with the Company through the closing of the JRD Acquisition. The award will vest in two installments: 50% will vest on September 4, 2026, and the remaining 50% will vest upon the successful consummation of the JRD Acquisition. Each installment will be paid, net of applicable taxes and withholdings, in accordance with the Company’s standard payroll practices and procedures.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1*	First Amendment to Credit Agreement, dated September 4, 2026, among Sysco Corporation, Sysco Canada, Inc., Sysco Global Holdings B.V., Bank of America, N.A., as Administrative Agent, and certain lenders and guarantors party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain portions of this exhibit have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K. Sysco agrees to furnish supplementally an unredacted copy of the exhibit to the SEC upon its request. Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Sysco agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon its request.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended. Words such as “expects,” “believes,” “anticipates,” “forecasts,” “intends,” “seeks,” “aims,” “plans,” “assumes,” “estimates,” “projects,” “should,” “would,” “could,” “may,” “will,” “shall” or variations of such words are generally part of forward-looking statements. Forward-looking statements are not historical facts. They are made based on management’s current expectations and beliefs concerning future developments and their potential effects upon Sysco and its consolidated subsidiaries. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the expected timing and completion of the JRD Acquisition, the anticipated benefits of the JRD Acquisition (including synergies), and plans and expectations for the combined company, including regarding its results of operations and financial conditions, leadership composition, share repurchases, dividend level, credit ratings and leverage ratio, as well as statements regarding Sysco’s future financial performance and results, including its expectations regarding its future growth, including growth in sales and earnings per share, and other statements that are not historical facts. All such forward-looking statements are not a guarantee of future performance and are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions, many of which are beyond the control of the parties, that could cause actual results to differ materially from those expressed in such forward-looking statements. Therefore, you should not place undue reliance on any of the forward-looking statements contained herein. For more information on the risks and other concerning factors that could cause actual results to differ from those expressed or forecasted, see Sysco’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and other filings with the U.S. Securities and Exchange Commission (the “SEC”). Any forward-looking statement speaks only as of the date on which it is made, and Sysco undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law.

IMPORTANT INFORMATION REGARDING THE TRANSACTION AND WHERE TO FIND IT

In connection with the proposed transaction, Sysco caused Sysco Holdings Corporation (“Sysco Holdings”) to file with the SEC a registration statement on Form S-4 which includes a prospectus of Sysco Holdings (the “prospectus”). BEFORE MAKING ANY INVESTMENT DECISION INVESTORS AND SECURITY HOLDERS OF SYSCO ARE URGED TO READ THE PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the prospectus, any amendments or supplements thereto and other documents containing important information about Sysco and Sysco Holdings, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov.

Copies of the documents filed with the SEC by Sysco will be available free of charge under the “Investors” section of Sysco’s website located at investors.sysco.com.

NO OFFER OR SOLICITATION

This Current Report on Form 8-K is not intended and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Sysco Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 4, 2026

Sysco Corporation

By:	/s/ Andrew Wurdack
	Name:	Andrew Wurdack
	Title:	Vice President, Securities and Corporate Governance & Assistant Secretary